January 15, 2009

Dear American Family Customer:

As a valued American Family Variable Annuity contract owner, I am pleased to provide you with the annual fund reports for the investment options offered by your American Family contract. These reports provide an update on each portfolio’s performance as of December 31, 2008. Portfolio performance does not take into account the fees charged by the contract. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

I hope that you find the enclosed information helpful. If you have any questions concerning your contract, please do not hesitate to call your American Family registered representative or our office directly at 1-800-MYAMFAM (1-800-692-6326).

We appreciate and value your business and look forward to serving you again in the future.

Sincerely,

M. Jeffrey Bosco

Life, Variable Products and Health

Vice President